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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 29, 1998



                   AMRESCO Residential Securities Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                                    333-30759-04                              75-2620414
- -------------------------------------         ------------------------------------         -----------------------------
    (State or Other Jurisdiction                    (Commission File Number)                     (I.R.S. Employer
          of Incorporation)                                                                     Identification No.)


          700 North Pearl Street
           Suite 1400, LB # 342
              Dallas, Texas                                                                         75201-7424
- ------------------------------------------                                               ---------------------------------
          (Address of Principal                                                                      (Zip Code)
            Executive Offices)


         Registrant's telephone number, including area code (214) 953-7700


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)               Not applicable

         (b)               Not applicable

         (c)               Exhibits:

                           8.1  Tax Opinion of Arter & Hadden LLP





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMRESCO RESIDENTIAL SECURITIES
                         CORPORATION, as Depositor


                         By: /s/ Ronald B. Kirkland
                             --------------------------------------------------
                             Name:   Ronald B. Kirkland
                             Title:  Vice President and Chief Accounting Officer



Dated: September 29, 1998

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                                  EXHIBIT INDEX


Exhibit No.             Description                                     Page No.

   8.1                  Tax Opinion of Arter & Hadden LLP